UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Schneider National, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 23, 2018.

SCHNEIDER NATIONAL, INC.

SCHNEIDER NATIONAL, INC.
3101 SOUTH PACKERLAND DRIVE
GREEN BAY, WI 54313

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	February 22, 2018
Date: April 23, 2018 Time: 8:00 a.m. Central Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SNDR.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SNDR and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2018 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SNDR. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3 AND “ONE YEAR” ON ITEM 4.

1.	Election of Directors

	Nominees:

	01)	Mary P. DePrey	06)	Norman E. Johnson
	02)	Thomas A. Gannon	07)	Christopher B. Lofgren
	03)	James R. Giertz	08)	Daniel J. Sullivan
	04)	Adam P. Godfrey	09)	Kathleen M. Zimmermann
	05)	Robert W. Grubbs

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

4.	To vote, on an advisory basis, on the frequency of future votes to approve the compensation of our named executive officers.

NOTE: The proxies are authorized to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 23, 2018.

SCHNEIDER NATIONAL, INC.

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	February 22, 2018
Date: April 23, 2018 Time: 8:00 a.m. Central Time
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SNDR.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SNDR and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2018 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SNDR. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	Mary P. DePrey	06)	Norman E. Johnson
	02)	Thomas A. Gannon	07)	Christopher B. Lofgren
	03)	James R. Giertz	08)	Daniel J. Sullivan
	04)	Adam P. Godfrey	09)	Kathleen M. Zimmermann
	05)	Robert W. Grubbs

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends you vote 1 year on the following proposal:

4.	To vote, on an advisory basis, on the frequency of future votes to approve the compensation of our named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Instructions